 Exhibit 10.2

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”), dated as of May 16, 2023, is by and between GD Culture Group Limited, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company and the Purchasers entered into that Securities Purchase Agreement dated as of May 1, 2023 (the “SPA”);

WHEREAS, Section 1.1 of the SPA provides that “Per Warrant Purchase Price” equals $8.27;

WHEREAS, the Company and the Purchasers wish to amend the SPA to increase the “Per Warrant Purchase Price” to $8.35, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

1. Definition of “Per Warrant Purchase Price” as set forth under Section 1.1 of the SPA, is hereby deleted and replaced in its entirety with the following.

““Per Warrant Purchase Price” equals $8.35, subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions with respect to the Common Stock that occur after the date of this Agreement.”

2. Section 2.2(a)(vi) is hereby deleted and replaced in its entirety with the following.

“(vi) for each Purchaser of Common Warrants pursuant to Section 2.1, a Common Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to the number stated on the Purchaser’s signature page hereto, each with an exercise price equal to $8.35, subject to adjustment therein.”

3. Capitalized terms not otherwise defined herein shall the respective meanings ascribed to them in the SPA.

4. Except as herein above amended, the terms and provisions of the SPA as amended shall remain in full force and effect.

5. This Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

6. This Amendment shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

7. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

GD CULTURE GROUP LIMITED	Address for Notice:
Flat 1512, 15F, Lucky Centre,
By:	No.165-171 Wan Chai Road
Name: Xiaojian Wang	Wan Chai, Hong Kong
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Ortoli Rosenstadt LLP

366 Madison Avenue, Third Floor

New York, NY 10017

Attention: Mengyi “Jason” Ye

Email: jye@orllp.legal

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGES TO THE AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:________________________________________

Facsimile Number of Authorized Signatory: _____________________________________

Address for Notice to Purchaser:

Address for Delivery of the Warrants to Purchaser (if not same as address for notice):

DWAC for Offered Shares:

Subscription Amount: $_________________

Common Warrants: _________________

EIN Number: ____________________

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur no later than the second (2nd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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